Supplement Dated December 11, 2006

To

Prospectus Dated May 1, 2006

For

Scudder DestinationsSM Annuity

Issued By

Kemper Investors Life Insurance Company

Effective December 8, 2006, the following three portfolios of DWS Variable Series II were merged into the DWS Capital Growth VIP of DWS Variable Series I:

•	DWS Janus Growth Opportunities VIP
•	DWS Legg Mason Aggressive Growth VIP
•	DWS Oak Strategic Equity VIP

*            *            *

This Supplement amends your Prospectus by deleting all references in your Prospectus to DWS Janus Growth Opportunities VIP, DWS Legg Mason Aggressive Growth VIP, and DWS Oak Strategic Equity VIP.

This Supplement further amends the following disclosures in your Prospectus regarding the DWS Capital Growth VIP:

1.	On page 1 of your Prospectus, the reference to DWS Capital Growth VIP is amended to read as follows:

•	DWS Variable Series I (formerly Scudder Variable Series I) (Class A Shares):
•	DWS Capital Growth VIP (formerly Scudder Capital Growth Portfolio)****

**** Effective December 8, 2006, pursuant to shareholder approval, DWS Janus Growth Opportunities VIP, DWS Legg Mason Aggressive Growth VIP, and DWS Oak Strategic Equity VIP, each a portfolio within DWS Variable Series II, merged into DWS Capital Growth VIP, a portfolio within DWS Variable Series I.

2.	On pages 12 and 13 of your Prospectus, within the Annual Fund Operating Expenses table, the listing of the fees and expenses for DWS Capital Growth VIP is amended to read as follows:

Please Retain This Supplement For Future Reference	1

Name of Fund	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses	Contractual Waiver or Expense Reimburse- ment	Net Total Annual Expenses
DWS Variable Series I (formerly Scudder Variable Series I ) (Class A Shares)
DWS Capital Growth VIP (formerly Scudder Capital Growth Portfolio)[4]	0.47%	N/A	0.03%	0.50%	0.01%	0.49%

4 The Management Fees for the DWS Capital Growth VIP have been restated on an annualized basis to reflect approved fee changes effective June 1, 2006. The Management Fee includes 0.10% paid to the investment manager for administrative and accounting services pursuant to an administrative services agreement. Other Expenses are estimated, accounting for the effect of the merger. Through April 30, 2010, the investment manager has contractually agreed to waive all or a portion of its Management Fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.49% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Effective December 8, 2006, pursuant to shareholder approval, DWS Janus Growth Opportunities VIP, DWS Legg Mason Aggressive Growth VIP, and DWS Oak Strategic Equity VIP, each a portfolio within DWS Variable Series II, merged into DWS Capital Growth VIP, a portfolio within DWS Variable Series I.

3.	On pages 12 and 13 of your Prospectus, existing footnote 6 is deleted in its entirety, existing footnote 5 is renumbered as footnote 6, and existing footnote 4 is renumbered to footnote 5 and revised as follows:

5 Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Net Total Annual Expenses of DWS Growth & Income VIP to 0.54% .

Please Retain This Supplement For Future Reference	2